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                                                                Exhibit 10.17(b)

                      AMENDMENT TO MANUFACTURING AGREEMENT

          AMENDMENT TO AGREEMENT ("AMENDMENT") made as of April 1, 1999 by and between TOYMAX INTERNATIONAL, INC., a Delaware corporation and its subsidiaries (collectively, the "COMPANY") and TAI NAM INDUSTRIAL COMPANY LIMITED ("Tai Nam") and JAUNTIWAY INVESTMENT LIMITED ("Jauntiway").

          WHEREAS, the Company, Tai Nam and Jauntiway entered into a Manufacturing Agreement dated September 22, 1997 (the "MANUFACTURING AGREEMENT"); and

          WHEREAS, the Company, Tai Nam and Jauntiway desire to amend the Manufacturing Agreement in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the following and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Section (6.1) of the Manufacturing Agreement is hereby amended to extend the term thereof for an additional one (1) year from the date of this Amendment until March 31, 2000. Thereafter, the Manufacturing Agreement shall be automatically extended until termination by either party, upon the receipt by the other party hereto of written notice given three months in advance of the desired termination.

          2. Unless otherwise amended, the Agency Agreement shall remain in full force and effect until terminated in accordance with the terms hereof. All other terms of the Agency Agreement are hereby restated.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date and year first above written.

                           TOYMAX INTERNATIONAL, INC.

                           By:         /s/ Steven A. Lebensfeld
                              ---------------------------------
                                Steven A. Lebensfeld, President


                           TAI NAM INDUSTRIAL COMPANY LTD.


                           By:           /s/ David Ki Kwan Chu
                              --------------------------------
                                  David Ki Kwan Chu, President

                           JAUNTIWAY INVESTMENT LIMITED


                           By:           /s/ David Ki Kwan Chu
                              --------------------------------
                                  David Ki Kwan Chu, President